UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4427
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Waddell & Reed Advisors Municipal High Income Fund, Inc.
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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202
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(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202
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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
September 30, 2007

Waddell & Reed Advisors Municipal High Income Fund

3	President's Letter
5	Manager's Discussion
9	Illustration of Fund Expenses
11	Portfolio Highlights
13	Investments
34	Statement of Assets and Liabilities
35	Statement of Operations
36	Statement of Changes in Net Assets
37	Financial Highlights
41	Notes to Financial Statements
48	Report of Independent Registered Public Accounting Firm
49	Income Tax Information
50	Directors and Officers
56	Renewal of Investment Management Agreement
65	Annual Privacy Notice
67	Proxy Voting Information
68	Quarterly Portfolio Schedule Information
69	Householding Notice

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Municipal High Income Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current Waddell & Reed Advisors Municipal High Income Fund, Inc. prospectus and current Fund performance information.

President's Letter
      September 30, 2007

Dear Shareholder:

It's been a long year for fixed-income investors. Bond prices faced greater volatility as a subprime lending crisis of global dimensions unfolded. The U.S. dollar weakened against most foreign currencies, making dollar-denominated bonds less attractive. High yield investors, meanwhile, demanded greater income to help offset concern about bond defaults and the potential for a U.S. recession. After months of expressing anxiety about lingering consumer inflation, the Federal Reserve changed policy in September and reduced its short-term interest rate target by 50 basis points (0.50 percent) to 4.75 percent. More cuts may follow.

Among equities, the picture has been brighter, but even more volatile. Stock markets around the globe generally provided attractive returns over the past 12 months, with energy stocks outpacing all other sectors. International stocks, as measured by the Morgan Stanley Capital International EAFE Index, rose 24.87 percent, outperforming U.S. stocks, as measured by the S&P 500 Index, for the 12-month period ended September 30, 2007. Since the spring it has appeared to us that large company domestic growth stocks have come back in favor, boosted by low valuations and solid overseas growth for U.S.-based multinational companies. Also, quality now seems to be a more important equity attribute than we have seen in several years.

Enclosed is our report on your Waddell & Reed Advisors Fund's operations for the 12 months ended September 30, 2007. This past fiscal year the Lehman Brothers Aggregate Bond Index rose 5.13 percent while the S&P 500 Index advanced 16.44 percent.

U.S. growth slows

Dragged down by the worst housing market in a generation, the U.S. economy's four-year-old expansion is slowing. However, growth still appears robust for much of Asia. North America was fortunate to have a relatively mild hurricane season, and this may have been a factor in helping to keep a lid on gasoline prices. This year the biggest financial storm was to be found not in nature, but in the commercial paper and mortgage markets. Liquidity dried up for both business and consumer borrowers with less than perfect credit. Consequently, the financial and consumer discretionary sectors of the S&P 500 have been hard hit over the past six months, with each falling while most other sectors rose.

The economic news is mixed, as you can see in the Economic Snapshot chart below. Overall inflation and unemployment are low. However, the cost of financing a home is slightly higher. Overall GDP growth is solid, while oil prices are substantially higher.

Economic Snapshot
	9-30-2007	9-30-2006

U.S. unemployment rate	4.70%	4.60%
Inflation (U.S. Consumer Price Index)	2.80%	2.10%
U.S. GDP	3.90%	2.40%
30-year fixed mortgage rate	6.28%	6.18%
Oil price per barrel	$81.66	$62.91

Source: Bloomberg, U.S. Department of Labor

The U.S. Consumer Price Index is the government's measure of the change in the retail cost of goods and services. Gross domestic product measures year-over-year changes in the output of goods and services. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

Stock valuations for companies in the S&P 500 appear reasonable to us. As we look forward, even though past performance does not guarantee future results, presidential election years typically have been positive for investors. However, we recommend a prudent level of caution in 2008, as we believe that the range of possibilities for investors is as wide as the current field of presidential candidates. As always, we believe that maintaining a well-rounded portfolio is an essential element for securing your long-term financial future. In both politics and investing, it may be wise to remember that nothing - good or bad - can ever be assured.

Our commitment

As the Waddell & Reed organization's 70 th anniversary year draws to a close, let me say that we remain committed to the principles of our founders - Cameron Reed and Chauncey Waddell. We focus on offering you a financial planning philosophy that emphasizes participation in positive markets as well as a very strong effort to manage risk.

We will strive to earn your continued confidence for many years to come.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Manager's Discussion of
Municipal High Income Fund
      September 30, 2007

Below, Mark J. Otterstrom, CFA, portfolio manager of the Waddell & Reed Advisors Municipal High Income Fund, Inc., discusses positioning, performance and results for the fiscal year ended Sept. 30, 2007. He has managed the Fund for seven years and has 21 years of industry experience.

DURATION
SHORT	INTER	LONG
			HIGH	CREDIT QUALITY
	X		MEDIUM
LOW

This diagram shows the Fund's fixed-income investment style by displaying the average credit quality of the bonds owned and the Fund's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data. Source: Morningstar

The Fund returned 2.68 percent (Class A shares at net asset value) for the 12 months ended September 30, 2007, underperforming its benchmark and outperforming its peer group. The Lehman Brothers Municipal Bond Index (reflecting the performance of securities that generally represent the municipal bond market) increased 3.10 percent, while the Lipper High Yield Municipal Debt Funds Universe Average (reflecting the universe of funds with similar investment objectives) increased 0.82 percent for the same period.

Credit selection paramount

In late 2005, we began to shorten the duration of the Fund relative to our peer group. This strategy went against us when the bond market continued its rally through the fourth quarter of 2006 and into the first quarter of 2007. However, as interest rates rose and bond market valuations sold off from March through August of this year, the Fund benefited from its short duration relative to other funds in its universe.

While duration management is important for a bond fund, credit selection is a critical factor in the total return of a municipal high-income bond fund. During the last 12 months, the Fund had several investments that experienced significant credit quality improvement. Alternately, there were only a few holdings that had measurable credit quality deterioration. Also, the Fund had a number of holdings that were pre-refunded during the last fiscal year. (When a bond is pre-refunded, it goes from a long-term, lower-quality bond to a short-term, high-quality bond.) The Fund received significant price appreciation as these pre-refunded bonds rolled down the yield curve and up the credit curve.

In early 2006 we began to believe that credit spreads in the municipal high-yield market were becoming unsustainably narrow. As such, we began to increase the credit quality of the Fund relative to our peer group. A continued rally in the high-yield market in the fourth quarter of 2006 caused further narrowing of credit spreads. However, in July of 2007 the market began to see a very rapid widening of credit spreads, and by the end of September, spreads on some non-rated municipal high yield credits widened considerably. The high credit quality of the Fund relative to other funds in our peer group provided a significant cushion against the drop in asset values during this market sell-off. As a result, the Fund outperformed almost all of the other high-yield funds in its peer group during this sell-off.

Housing and health care bonds added

For a long time we have maintained a barbell structure to the portfolio, and we continue to do so. While we own short duration, high-quality bonds to help provide liquidity while allowing us to stay fully invested, the majority of what we own is longer duration, higher yielding bonds. We continually attempt to buy the highest yielding bonds in the market as long as we believe we are being adequately compensated for the duration risk and the credit risk associated with each of our holdings. In addition, we have held onto our lower-rated and non-rated holdings that we believe have good credit quality characteristics. We are not buying new issue products that we believe have poor credit standards.

When we began to implement our goal to raise the credit quality of the Fund we increased our exposure to high-quality, high-coupon premium housing bonds. These bonds carry very little credit risk while providing significant downside protection during a market sell-off; this sector has performed well over the last 12 months. Elsewhere, health care continues to be a large part of the fund. Not-for-profit hospitals and continuing care retirement centers are a major source of new issue product in the municipal high-yield market, the latter having a very good track record for financial performance and credit quality improvement. Add to which that as the United States population ages, there will be an increasing demand for high-quality health care for the aging.

Special tax districts, industrial revenue bonds and pre-refunded bonds also have been a good source of diversification for the Fund. All of these sectors have performed well over the last 12 months. We have lowered our exposure to non-rated special tax districts that are tied to new home construction, a sector we will likely be avoiding until we see a significant upturn in new home construction.

Portfolio Characteristics
As of 9-30-07

Average maturity	19.60 years
Effective duration	6.64 years
Weighted average bond rating	AA

Information presented is for illustrative purposes only and is subject to change.

Our outlook

For the foreseeable future, we intend to continue to keep the Fund fully invested and maintain a relatively short duration neutral to its peer group. We will look to lengthen the duration of the Fund if market conditions warrant. Due to the continued healthy demand for high-yield municipal bonds, we believe that credit spreads could remain steady at current levels for some time. As such, we intend to look to single-family housing, special tax district and transportation sectors in an effort to add value. In particular, we feel that the health care sector continues to offer some opportunities for price appreciation and relatively high income. It is important, in our view, that we stay broadly diversified across municipal bond sectors and geographic regions.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Investing in high-income securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds. Fixed-income securities are subject to interest rate risk and, as such, the net asset value of the Fund's shares may fall as interest rates rise. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Waddell & Reed Advisors Municipal High Income Fund, Inc., Class A Shares (1)	$15,321
Lehman Brothers Municipal Bond Index	$16,788
Lipper High Yield Municipal Debt Funds Universe Average	$15,649

		Waddell & Reed Advisors Municipal High Income Fund, Inc., Class A Shares	Lehman Brothers Municipal Bond Index	Lipper High Yield Municipal Debt Funds Universe Average

SEPT	1997	9,575	10,000	10,000
SEPT	1998	10,521	10,872	10,848
SEPT	1999	10,393	10,795	10,633
SEPT	2000	10,479	11,462	10,790
SEPT	2001	11,174	12,655	11,612
SEPT	2002	11,772	13,786	12,231
SEPT	2003	12,126	14,322	12,744
SEPT	2004	12,934	14,980	13,540
SEPT	2005	13,897	15,590	14,551
SEPT	2006	14,921	16,284	15,521
SEPT	2007	15,321	16,788	15,649

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
Period	Class A	Class B	Class C	Class Y

1-year period ended 9-30-07	-1.68%	-2.11%	1.77%	2.92%
5-year period ended 9-30-07	4.50%	4.35%	4.49%	5.63%
10-year period ended 9-30-07	4.36%	––	––	––
Since inception of Class (3) through 9-30-07	––	4.13%	4.11%	4.41%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-5-99 for Class B shares, 10-8-99 for Class C shares and 12-30-98 for Class Y shares (the date on which shares were first acquired and continuously held by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Illustration of Fund Expenses

MUNICIPAL HIGH INCOME FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2007.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Six Months Ended September 30, 2007	Beginning Account Value 3-31-07	Ending Account Value 9-30-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,001.40	0.97%	$4.90
Class B	1,000	997.20	1.82	9.09
Class C	1,000	996.90	1.85	9.29
Class Y**	1,000	1,002.50	0.75	3.80
Based on 5% Return (2)
Class A	$1,000	$1,020.21	0.97%	$4.95
Class B	1,000	1,015.96	1.82	9.17
Class C	1,000	1,015.79	1.85	9.37
Class Y**	1,000	1,021.30	0.75	3.84

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2007, and divided by 365.

**Class closed to investment.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF MUNICIPAL HIGH INCOME FUND

Portfolio Highlights

On September 30, 2007, Waddell & Reed Advisors Municipal High Income Fund, Inc. had net assets totaling $517,011,260 invested in a diversified portfolio.

As a shareholder of the Fund, for every $100 you had invested on September 30, 2007, your Fund owned:

Sector Weightings
Life Care/Nursing Center Revenue Bonds	$18.26
Special Tax Bonds	$15.16
Prerefunded ETM Bonds	$12.42
Hospital Revenue Bonds	$10.35
Industrial Development Revenue/ Pollution Control Bonds	$10.27
Housing Revenue Bonds	$10.23
Other Municipal Bonds	$9.76
City General Obligation Bonds	$4.95
Airport Revenue Bonds	$3.22
Cash and Cash Equivalents	$2.07
Resource Recovery Bonds	$1.69
Education Revenue Bonds	$1.62

Quality Weightings

On September 30, 2007, the breakdown of bonds (by ratings) held by the Fund was as follows:

AAA	21.72%
AA	4.11%
A	5.60%
BBB	23.94%
BB	21.21%
B	17.84%
Below B	3.51%
Cash and Cash Equivalents	2.07%

Ratings reflected in the wheel are taken from the following sources in order of preference: Standard & Poor's, Moody's or management's internal ratings, where no other ratings are available.

The Investments of Municipal High Income Fund
September 30, 2007
MUNICIPAL BONDS	Principal Amount in Thousands	Value

Arizona - 1.72%
Arizona Health Facilities Authority, Hospital Revenue Bonds: John C. Lincoln Health Network, Series 2000,
7.0%, 12-1-25	$3,500	$3,915,975
Phoenix Children's Hospital, Series 2007C,
4.84%, 2-1-42 (A)	2,500	2,457,975
The Industrial Development Authority of the City of Tucson, Arizona, Education Revenue Bonds (Arizona Agribusiness and Equine Center, Inc. Project), Series 2004A,
6.125%, 9-1-34	1,380	1,397,333
The Industrial Development Authority of the County of Pima, Education Revenue Bonds (Noah Webster Basic School Project), Series 2004A,
6.125%, 12-15-34	1,115	1,141,894
		8,913,177
California - 4.19%
CRHMFA Homebuyers Fund, Single Family Mortgage Revenue Bonds (Mortgage-Backed Securities Program): Series 2007C,
5.3%, 2-1-49	9,410	9,666,517
Series 2007A,
5.45%, 2-1-48	3,200	3,380,160
Golden State Tobacco Securitization Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1 (Fixed Rate),
6.75%, 6-1-39	6,600	7,641,150
California Municipal Finance Authority, Education Revenue Bonds (American Heritage Education Foundation Project), Series 2006A,
5.25%, 6-1-36	1,000	959,890
		21,647,717
Colorado - 9.80%
City and County of Denver, Colorado, Airport System Revenue Refunding Bonds, Series 2002E:
5.25%, 11-15-13	6,000	6,375,060
5.25%, 11-15-14	4,000	4,236,680
Colorado Educational and Cultural Facilities Authority,
      Charter School Revenue Bonds:
      Collegiate Academy of Colorado Project, A Charter
      School Created by Jefferson County School District
      R-1, Jefferson County, State of Colorado, Series 2002:

7.5%, 12-15-31	3,000	3,253,080
7.375%, 12-15-21	1,000	1,080,630
Stargate Charter School Project, Series 2002:
6.0%, 5-1-22	1,605	1,790,313
6.125%, 5-1-33	1,000	1,121,710
Rampart Range Metropolitan District No. 1 (in the City of Lone Tree, Colorado), Revenue Bonds (Rampart Range Metropolitan District No. 2 Project), Series 2001,
7.75%, 12-1-26	4,300	4,885,832
Aspen Grove Business Improvement District in the City of Littleton, Colorado, Limited Tax General Obligation Bonds, Series 2001,
7.625%, 12-1-25	3,450	3,964,050
Pine Bluffs Metropolitan District (in the Town of Parker), Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2004,
7.25%, 12-1-24	3,325	3,496,603
Granby Ranch Metropolitan District (in the Town of Granby, Colorado), Limited Tax General Obligation Bonds, Series 2006,
6.75%, 12-1-36	3,000	2,992,410
Colorado Health Facilities Authority, Revenue Bonds (Christian Living Communities Project), Series 2006A:
5.75%, 1-1-37	1,500	1,491,435
5.25%, 1-1-16	1,180	1,192,484
Southlands Metropolitan District No. 1 (in the City of Aurora), Arapahoe County, Colorado, General Obligation Bonds (Limited Tax Convertible to Unlimited Tax), Series 2004,
7.125%, 12-1-34	2,000	2,423,140
Wildgrass Metropolitan District (In the City and County of Broomfield, Colorado), General Obligation (Limited Tax Convertible to Unlimited Tax) Refunding Bonds, Series 2007,
6.2%, 12-1-34	2,000	2,015,080
Confluence Metropolitan District (in the Town of Avon, Colorado), Tax Supported Revenue Bonds, Series 2007:
5.4%, 12-1-27	1,000	961,800
5.45%, 12-1-34	1,000	951,030
Tallgrass Metropolitan District, Arapahoe County, Colorado, General Obligation (Limited Tax Convertible to Unlimited Tax) Refunding and Improvement Bonds, Series 2007,
5.25%, 12-1-37	1,925	1,695,598
Sorrel Ranch Metropolitan District (in the City of Aurora), Arapahoe County, Colorado, General Obligation (Limited Tax Convertible to Unlimited Tax) Bonds, Series 2006,
5.75%, 12-1-36	1,445	1,391,549
Church Ranch Metropolitan District, City of Westminster, Colorado, General Obligation Limited Tax Bonds, Series 2003,
6.0%, 12-1-33	1,260	1,263,465
Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Series 2003,
6.05%, 12-1-33	1,245	1,238,402
Tallyn's Reach Metropolitan District No. 3 (in the City of Aurora, Colorado), Limited Tax (Convertible to Unlimited Tax), General Obligation Bonds, Series 2004,
6.75%, 12-1-33	1,000	1,042,220
Piney Creek Village Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds (Limited Tax Convertible to Unlimited Tax), Series 2005,
5.5%, 12-1-35	1,100	1,036,156
Park Meadows Business Improvement District in the City of Lone Tree, Colorado, Shared Sales Tax Revenue Bonds, Series 2007,
5.3%, 12-1-27	475	448,561
Cordillera Metropolitan District, General Obligation Bonds, Series 2000B,
6.2%, 12-1-20	280	292,541
		50,639,829
Connecticut - 1.52%
Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds (Wheelabrator Lisbon Project), Series 1993A,
5.5%, 1-1-14	5,250	5,254,935
Connecticut Development Authority, Pollution Control Revenue Refunding Bonds (The Connecticut Light and Power Company Project - 1993B Series),
5.95%, 9-1-28	2,500	2,575,775
		7,830,710
Delaware - 0.21%
Sussex County, Delaware, Adjustable Rate First Mortgage Revenue Bonds (Cadbury at Lewes Project), Series 2006B:
6.0%, 1-1-35	700	706,069
5.9%, 1-1-26	375	381,724
		1,087,793
Florida - 1.15%
Capital Projects Finance Authority, Continuing Care Retirement Community, Revenue Bonds (Capital Projects Loan Program - The Glenridge on Palmer Ranch Project), Fixed Rate Revenue Bonds, Series 2002A,
8.0%, 6-1-32	5,000	5,955,500

Georgia - 1.20%
Brunswick and Glynn County Development Authority, First Mortgage Revenue Bonds (Coastal Community Retirement Corporation - Marsh's Edge Project) Series 2004A,
7.25%, 1-1-35	4,625	3,754,205
Savannah Economic Development Authority, First Mortgage Revenue Bonds (The Marshes of Skidaway Island Project), Series 2003A:
7.4%, 1-1-34	1,650	1,762,910
7.4%, 1-1-24	660	708,708
		6,225,823
Illinois - 3.89%
City of Belleville, Illinois, Tax Increment Refunding Revenue Bonds (Frank Scott Parkway Redevelopment Project), Series 2007A:
5.0%, 5-1-26	3,000	3,004,590
5.7%, 5-1-36	1,500	1,504,485
Bloomington-Normal Airport Authority of McLean County, Illinois, Central Illinois Regional Airport, Passenger Facility Charge Revenue Bonds, Series 2001:
6.35%, 12-15-24	2,975	3,084,153
6.05%, 12-15-19	1,000	1,028,570
Southwestern Illinois Development Authority: Senior Care Facility Revenue Bonds, Series 2006 (Eden Retirement Center, Inc. Project),
5.85%, 12-1-36	2,675	2,676,632
Local Government Program Revenue Bonds, Series 2007 (City of Collinsville Limited Incremental Sales Tax Project),
5.35%, 3-1-31	1,250	1,206,288
Illinois Health Facilities Authority Series 2003A-1 (Villa St. Benedict Project),
6.9%, 11-15-33	2,600	2,600,442
Illinois Finance Authority, Revenue Bonds: Series 2005A (The Landing at Plymouth Place Project),
6.0%, 5-15-25	1,500	1,534,290
Three Crowns Park Project, Revenue Bonds Series 2006A,
5.875%, 2-15-26	1,000	1,010,110
Village of Maywood, General Obligation Corporate Purpose Bonds, Series 2001C (Tax-Exempt),
5.5%, 1-1-21	2,000	2,114,000
Township High School District 214, Cook County, Illinois, General Obligation Limited School Bonds, Series 1998 (Capital Appreciation Bonds),
0.0%, 12-1-14	500	363,730
		20,127,290
Indiana - 0.40%
City of Whiting (Indiana), Redevelopment District Tax Increment Revenue Bonds, Series 2006 (Standard Avenue Project),
5.35%, 1-15-27	2,165	2,059,824

Iowa - 2.20%
City of Cedar Rapids, Iowa: First Mortgage Revenue Bonds, Series 1998-A (Cottage Grove Place Project),
5.875%, 7-1-28	5,000	4,874,950
First Mortgage Adjustable Revenue Bonds, Series 2004 (Cottage Grove Place Project),
6.5%, 7-1-33	2,655	2,629,645
Scott County, Iowa, Revenue Refunding Bonds (Ridgecrest Village), Series 2006,
5.25%, 11-15-21	2,650	2,618,651
City of Coralville, Iowa (Coralville Marriott Hotel and
      Convention Center), Certificates of Participation
      Evidencing Undivided Proportionate Interestsin
      Base Lease Payments Pursuant to a Lease
      Purchase Agreement, Series 2006D,

5.25%, 6-1-26	1,200	1,225,872
		11,349,118
Kansas - 10.16%
Sedgwick County, Kansas and Shawnee County, Kansas, Single Family Mortgage Revenue Bonds (Mortgage-Backed Securities Program): Series 2007A-1 Bonds,
5.5%, 12-1-38	5,000	5,161,050
Series 2006B-1 Bonds:
5.3%, 12-1-38	4,900	5,024,950
Series 2006B-2 Bonds,
5.25%, 12-1-38	4,920	5,015,596
Series 2006B- 4 Bonds,
5.55%, 12-1-38	4,750	5,004,078
Series 2006A-3 Bonds,
5.3%, 12-1-28	2,885	3,019,412
City of Olathe, Kansas: Senior Living Facility Revenue Bond: Catholic Care Campus, Inc., Series 2006A,
6.0%, 11-15-38	4,750	4,832,983
Aberdeen Village, Inc., Series 2000A,
8.0%, 5-15-30	3,255	3,665,195
Transportation Development District Sales Tax Revenue Bonds (The Olathe Gateway TDD No. 1a Project), Series 2006:
5.0%, 12-1-28	2,000	1,838,220
5.0%, 12-1-16	1,325	1,287,926
Special Obligation Tax Increment Revenue Bonds (West Village Center Project), Series 2007,
5.5%, 9-1-26	1,000	989,520
University of Kansas Hospital Authority, Health Facilities Refunding and Improvement Revenue Bonds (KU Health System), Series 2006,
5.0%, 9-1-36	5,000	4,954,450
City of Lenexa, Kansas, Special Obligation Tax Increment Revenue Bonds (City Center East Project I), Series 2007,
6.0%, 4-1-27	4,920	4,923,788
City of Lawrence, Kansas, Hospital Revenue Bonds, Series 2006 (The Lawrence Memorial Hospital):
5.125%, 7-1-36	2,200	2,208,294
5.125%, 7-1-26	1,000	1,013,640
Wilson County, Kansas, Hospital Revenue Bonds, Series 2006,
6.2%, 9-1-26	1,800	1,915,866
Certificates of Participation, Series 1998A, Evidencing Proportionate Interests of the Owners Thereof in Rental Payments to be Made by the City of Spring Hill, Kansas, to Spring Hill Golf Corporation:
0.0%, 1-15-28 (B)	4,460	1,561,000
0.0%, 1-15-20 (B)	295	103,250
0.0%, 1-15-06 (B)	75	26,250
		52,545,468
Louisiana - 0.80%
Calcasieu Parish Public Trust Authority, Single Family Mortgage Revenue Bonds (Guaranteed Mortgage-Backed Securities Program), Series 2006B,
5.35%, 9-1-38	4,000	4,119,560

Maine - 1.01%
Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Piper Shores Issue, Series1999A,
7.55%, 1-1-29	5,000	5,235,950

Massachusetts - 1.70%
Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds (Ogden Haverhill Project), Series 1998A Bonds:
5.6%, 12-1-19	2,500	2,488,900
5.5%, 12-1-13	1,000	1,011,470
Massachusetts Development Finance Agency, First Mortgage Revenue Refunding Bonds, Reeds Landing Project, Series 2006,
5.75%, 10-1-31	3,000	2,928,720
Massachusetts Development Finance Authority, Revenue Bonds (Linden Ponds, Inc. Facility), Series 2007A (Tax-Exempt),
5.75%, 11-15-42	2,375	2,360,631
		8,789,721
Michigan - 1.37%
Garden City Hospital Finance Authority, Hospital Revenue and Refunding Bonds (Garden City Hospital Obligated Group), Series 1998A:
5.75%, 9-1-17	1,500	1,523,760
5.75%, 9-1-17	1,320	1,358,900
Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds (Michigan Technical Academy Project), Series 2006:
6.375%, 2-1-26	1,000	997,210
6.5%, 2-1-36	1,000	979,610
The Economic Development Corporation of the Charter Township of Meridian, Limited Obligation First Mortgage, Revenue Refunding Bonds (Burcham Hills Retirement Center II Project), Series 2007A-1,
5.25%, 7-1-26	1,595	1,505,824
The Economic Development Corporation of the City of East Lansing, Limited Obligation First Mortgage, Revenue Bonds (Burcham Hills Retirement Center II Project), Series 2007B-1,
5.25%, 7-1-37	775	704,692
		7,069,996
Minnesota - 0.67%
Housing and Redevelopment Authority of the City of Saint Paul, Minnesota, Health Care Facility Revenue Bonds, Series 2006 (Healthpartners Obligated Group Project),
5.25%, 5-15-36	3,500	3,453,835

Mississippi - 0.38%
Mississippi Hospital Equipment and Facilities Authority, Hospital Refunding and Improvement Revenue Bonds (South Central Regional Medical Center), Series 2006:
5.25%, 12-1-21	1,350	1,368,522
5.0%, 12-1-15	590	597,853
		1,966,375
Missouri - 17.36%
Missouri Development Finance Board: Infrastructure Facilities Revenue Bonds:
City of Independence, Missouri - Centerpoint Project, Series 2007E,
5.125%, 4-1-27	3,075	3,138,714
City of Independence, Missouri - Crackerneck Creek Project, Series 2006C,
5.0%, 3-1-28	1,100	1,108,965
City of Branson, Missouri (Branson Landing Project), Series 2004A:
5.5%, 12-1-24	2,000	2,060,480
5.625%, 12-1-28	1,000	1,030,400
Series 2005A,
6.0%, 6-1-20	1,000	1,091,360
City of St. Joseph, Missouri - Sewerage System Improvements Project, Series 2004C,
5.0%, 3-1-25	3,500	3,567,935
City of Independence, Missouri, Eastland Center Project: Phase IV, Series 2000B,
5.125%, 4-1-22	875	929,915
Phase II, Series 2002B,
6.0%, 4-1-21	2,100	2,176,419
Santa Fe Redevelopment Project, Series 2001,
5.25%, 4-1-23	2,500	2,636,825
City of St. Joseph, Missouri - Triumph Foods, LLC Project, Series 2004A:
6.0%, 3-1-15	1,000	1,052,420
5.25%, 3-1-25	500	512,020
Research Facility Revenue Bonds, Series 2007 (Midwest Research Institute Project),
4.5%, 11-1-27	3,500	3,114,790
The Industrial Development Authority of the City of Kansas City, Missouri: Health Care Facilities First Mortgage Revenue Bonds (The Bishop Spencer Place, Incorporated Project), Series 1994:
6.5%, 1-1-35	1,500	1,571,145
6.25%, 1-1-24	1,000	1,029,180
Revenue Bonds, Series 2004 (Plaza Library Project),
5.9%, 3-1-24	2,500	2,519,050
City of Jennings, Missouri, Tax Increment and Community Improvement Refunding Revenue Bonds, Series 2006 (Northland Redevelopment Area Project):
5.0%, 11-1-23	2,780	2,670,607
4.75%, 11-1-16	1,750	1,707,107
City of Belton, Missouri, Tax Increment Revenue Bonds (Belton Town Centre Project), Series 2004:
6.0%, 3-1-19	2,610	2,700,906
6.25%, 3-1-24	1,000	1,034,550
Series 2006,
5.625%, 3-1-25	500	498,050
City of Des Peres, Missouri, Tax Increment Refunding Revenue Bonds, Series 2002A (West County Center Project),
5.75%, 4-15-20	4,000	4,045,760
Crossings Community Improvement District, Revenue Bonds (Wildwood, Missouri), Series 2006,
5.0%, 3-1-26	3,650	3,657,300
The Industrial Development Authority of the City of Cameron, Missouri, Health Facilities Revenue Bonds (Cameron Community Hospital), Series 2000,
6.25%, 12-1-21	3,250	3,529,922
The Industrial Development Authority of the City of Lee's Summit, Missouri: Senior Living Facilities Revenue Bonds (John Knox Village Obligated Group), Series 2007A,
5.125%, 8-15-32	2,000	1,893,700
Infrastructure Facilities Revenue Bonds (Kensington Farms Improvement Project), Series 2007,
5.75%, 3-1-29	1,185	1,182,037
The Industrial Development Authority of St. Joseph, Missouri, Healthcare Revenue Bonds (Living Community of St. Joseph Project), Series 2002,
7.0%, 8-15-32	3,000	3,055,140
The Industrial Development Authority of the City of Branson, Missouri, Tax Increment Revenue Bonds, Series 2006A (Branson Shoppes Redevelopment Project),
5.95%, 11-1-29	3,000	3,001,980
City of Raytown, Missouri, Annual Appropriation-Supported Tax Increment and Sales Tax Revenue Bonds (Raytown Live Redevelopment Plan-Redevelopment Project Area 1), Series 2007,
5.125%, 12-1-31	2,825	2,864,578
M150 and 135th Street Transportation Development District Transportation Sales Tax Revenue Bonds (State Line Station Project-Kansas City, Missouri), Series 2004,
6.0%, 10-1-34	2,700	2,761,290
City of Lake Ozark, Missouri, Neighborhood Improvement District Bonds (Osage National Project), Series 2005:
6.1%, 3-1-25	1,390	1,411,406
5.6%, 3-1-17	685	694,494
5.6%, 3-1-11	350	350,448
City of Chillicothe, Missouri, Tax Increment Revenue Bonds (South U.S. 65 Project), Series 2006:
5.625%, 4-1-27	1,500	1,497,360
5.625%, 4-1-24	860	867,792
The City of Nevada, Missouri (Nevada Regional Medical Center), Hospital Revenue Bonds, Series 2001,
6.75%, 10-1-22	2,000	2,244,240
City of Ballwin, Missouri, Tax Increment Refunding and Improvement Revenue Bonds, Series 2002A (Ballwin Town Center Redevelopment Project),
6.25%, 10-1-17	2,200	2,230,470
City of Riverside, Missouri, L-385 Levee Redevelopment Plan, Tax Increment Revenue Bonds (L-385 Levee Project), Series 2004,
5.25%, 5-1-20	2,000	2,036,180
The Industrial Development Authority of the County of St. Louis, Missouri, Senior Living Facilities Revenue Bonds (Friendship Village of West County), Series 2007A,
5.5%, 9-1-28	2,000	2,030,420
The Elm Point Commons Community Improvement District (St. Charles, Missouri), Special Assessment Revenue Bonds, Series 2007,
5.75%, 3-1-27	2,000	1,929,680
City of Maplewood, Missouri, Tax Increment Refunding Revenue Bonds, Series 2005 (Maplewood South Redevelopment Area Project),
5.75%, 11-1-26	1,700	1,708,738
City of Harrisonville, Missouri, Annual Appropriation-Supported Tax Increment and Sales Tax Refunding Revenue Bonds (Harrisonville Towne Center Project), Series 2007,
4.625%, 11-1-28	1,630	1,565,224
City of Liberty, Missouri, Tax Increment Revenue Bonds, (Liberty Triangle Project), Series 2004:
5.5%, 10-1-22	900	888,255
5.75%, 9-1-24	650	647,874
North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds, Series 2006,
5.0%, 1-1-26	1,545	1,500,241
The Branson, Missouri, Regional Airport Transportation Development District, Airport Revenue Bonds (Branson, Missouri Airport Project), Series 2007B (AMT),
6.0%, 7-1-37	1,500	1,484,235
Stone Canyon Community Improvement District, Independence, Missouri, Revenue Bonds (Public Infrastructure Improvement Project), Series 2007,
5.75%, 4-1-27	1,250	1,192,288
The St. Charles Riverfront Transportation Development District, St. Charles, Missouri, Revenue Bonds (River Bluff Drive Improvement Project), Series 2005:
5.0%, 10-1-20	800	788,280
5.25%, 4-1-25	400	383,348
The Industrial Development Authority of the City of Grandview, Missouri, Tax Increment Revenue Bonds, Series 2006 (Grandview Crossing Project 1),
5.75%, 12-1-28	1,000	926,210
The Industrial Development Authority of the City of Hannibal, Missouri, Health Facilities Refunding Revenue Bonds (Hannibal Regional Hospital), Series 2006,
5.0%, 3-1-22	875	849,590
Broadway-Fairview Transportation Development District (Columbia, Missouri), Transportation Sales Tax Revenue Bonds, Series 2006A,
6.125%, 12-1-36	400	383,980
		89,753,298
Nevada - 0.69%
Clark County, Nevada, Special Improvement District No. 142 (Mountain's Edge), Local Improvement Bonds, Series 2003:
5.8%, 8-1-15	1,975	2,037,805
6.375%, 8-1-23	1,485	1,533,248
		3,571,053
New Hampshire - 0.63%
New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center Issue, Series 2002A:
5.75%, 7-1-22	2,000	2,065,480
5.0%, 7-1-12	625	640,050
Lisbon Regional School District, New Hampshire, General Obligation Capital Appreciation School Bonds,
0.0%, 2-1-13	635	564,204
		3,269,734
New Jersey - 4.47%
New Jersey Economic Development Authority: Economic Development Bonds, Kapkowski Road Landfill Reclamation Improvement District Project (City of Elizabeth), Series 1998A (Non-AMT):
5.5%, 4-1-12	5,080	5,197,246
6.375%, 4-1-18	2,385	2,751,741
Special Facility Revenue Bonds (Continental Airlines, Inc. Project), Series 1999,
6.25%, 9-15-19	5,615	5,681,145
Fixed Rate First Mortgage Revenue Bonds (Lions Gate Project), Series 2005A:
5.875%, 1-1-37	1,230	1,246,876
5.75%, 1-1-25	710	719,571
Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2003,
6.75%, 6-1-39	5,000	5,774,900
Burlington County Bridge Commission (Burlington County, New Jersey), Economic Development Bonds (The Evergreens Project), Series 2007,
5.625%, 1-1-38	1,750	1,746,045
		23,117,524
New York - 7.05%
Trust Inverse Certificates, beneficial ownership in Tobacco Settlement Financing Corporation (State of New York), Asset-Backed Revenue Bonds, Series 2003B-1C (State Contingency Contract Secured),
5.5%, 6-1-18 (C)	15,000	15,953,850
Suffolk County Industrial Development Agency (New York): Civic Facility Revenue Bonds: Series 1999B (The Southampton Hospital Association Civic Facility),
7.625%, 1-1-30	4,735	4,979,657
Series 1999A (The Southampton Hospital Association Civic Facility),
7.25%, 1-1-20	2,875	2,984,020
Continuing Care Retirement Community: Fixed Rate Revenue Bonds (Peconic Landing at Southold, Inc. Project - Series 2000A),
8.0%, 10-1-20	2,000	2,162,820
Revenue Refunding Bonds, (Jefferson's Ferry Project - Series 2006),
5.0%, 11-1-28	3,000	2,817,600
Assisted Living Facility Revenue Bonds (Medford Hamlet Assisted Living Project), Series 2005,
6.375%, 1-1-39	2,000	2,016,960
New York City Industrial Development Agency, Special Facility Revenue Bonds, Series 2005 (American Airlines, Inc. John F. Kennedy International Airport Project),
7.75%, 8-1-31	3,500	4,015,865
City of Yonkers Industrial Development Agency, Civic Facility Revenue Bonds (St. John's Riverside Hospital Project), Series 2001B,
7.125%, 7-1-31	1,455	1,534,632
		36,465,404
North Carolina - 2.06%
North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds: Series 1999D,
6.7%, 1-1-19	2,500	2,641,875
Refunding Series 2003C,
5.5%, 1-1-14	2,000	2,157,320
Refunding Series 2003A,
5.5%, 1-1-12	2,000	2,118,320
North Carolina Medical Care Commission: Health Care Facilities First Mortgage Revenue Bonds (Pennybyrn at Maryfield Project), Series 2005A Fixed Rate Bonds,
5.65%, 10-1-25	2,000	1,997,760
Retirement Facilities First Mortgage Revenue Refunding Bonds (The Forest at Duke), Series 2007,
5.125%, 9-1-27	1,750	1,729,490
		10,644,765
Ohio - 0.34%
Toledo Lucas County Port Authority, Development Revenue Bonds (Northwest Ohio Bond Fund), Series 2004C (Toledo Express Airport Project),
6.375%, 11-15-32	1,650	1,756,161

Oklahoma - 2.09%
Oklahoma County Home Finance Authority, Single Family Mortgage Revenue Bonds (Mortgage-Backed Securities Program), 2006 Series A (AMT),
5.4%, 10-1-38	5,000	5,281,450
Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds (Homeownership Loan Program), 2006 Series B (AMT),
5.75%, 9-1-36	3,815	4,010,099
Oklahoma County Finance Authority, Retirement Facility Revenue Bonds (Concordia Life Care Community), Series 2005A,
6.125%, 11-15-25	1,500	1,520,145
		10,811,694
Oregon - 0.03%
Myrtle Creek Building Authority, Gross Revenue Bonds, Series 1996A (Myrtle Creek Golf Course Project),
0.0%, 6-1-21 (B)	3,000	165,000

Pennsylvania - 2.83%
Allegheny County Hospital Development Authority, Health System Revenue Bonds (West Penn Allegheny Health System): Series 2000B,
9.25%, 11-15-22	5,000	5,911,700
Series 2007A:
5.0%, 11-15-17	3,000	3,006,930
5.0%, 11-15-28	1,500	1,406,895
The Borough of Langhorne Manor, Higher Education and Health Authority (Bucks County, Pennsylvania), Hospital Revenue Bonds, Series of 1992 (The Lower Bucks Hospital):
7.3%, 7-1-12	2,895	2,918,102
7.35%, 7-1-22	1,400	1,410,766
		14,654,393
Rhode Island - 0.28%
Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, St. Joseph Health Services of Rhode Island Issue, Series 1999,
5.75%, 10-1-14	1,400	1,440,390

South Carolina - 3.19%
Tobacco Settlement Revenue Management Authority, Tobacco Settlement Asset-Backed Bonds, Series 2001 B (Tax-Exempt),
6.375%, 5-15-28	11,750	12,076,650
South Carolina Jobs - Economic Development Authority: Revenue Bonds (The Woodlands at Furman Project, Series 2007A:
6.0%, 11-15-42	2,500	2,485,325
6.0%, 11-15-37	1,000	1,000,000
First Mortgage Health Care Facilities, Refunding and Revenue Bonds (The Lutheran Homes of South Carolina, Inc.), Series 2007,
5.625%, 5-1-42	1,000	941,390
		16,503,365
Tennessee - 1.89%
Upper Cumberland Gas Utility District (of Cumberland County, Tennessee) Gas System Revenue Refunding Bonds, Series 2005:
6.9%, 5-1-29	3,750	3,810,038
6.8%, 5-1-19	1,955	1,997,599
The Health, Educational and Housing Facilities Board of the County of Sullivan, Tennessee, Hospital Revenue Bonds (Wellmont Health System Project): Series 2002,
6.25%, 9-1-32	2,180	2,450,909
Series 2006C,
5.25%, 9-1-36	1,500	1,484,520
		9,743,066
Texas - 8.47%
Dallas-Fort Worth International Airport Facility Improvement Corporation, American Airlines, Inc.: Revenue Refunding Bonds: Series 2000C,
6.15%, 5-1-29	6,565	6,569,792
Series 2000A,
8.5%, 5-1-29	3,500	3,562,440
Revenue Bonds, Series 1995,
6.0%, 11-1-14	1,225	1,224,853
HFDC of Central Texas, Inc., Retirement Facility Revenue Bonds The Village at Gleannloch Farms, Inc. Project, Series 2006A, Fixed Rate Bonds:
5.5%, 2-15-27	1,500	1,458,135
5.25%, 2-15-14	700	711,690
5.25%, 2-15-15	700	711,494
5.25%, 2-15-13	600	611,466
5.25%, 2-15-12	600	611,196
Legacy at Willow Bend Project, Series 2006A Fixed Rate Bonds:
5.75%, 11-1-36	1,500	1,436,700
5.25%, 11-1-12	1,000	1,013,730
5.25%, 11-1-11	500	505,455
Tarrant County Cultural Education Facilities Finance Corporation, Retirement Facility Revenue Bonds: Buckingham Senior Living Community, Inc. Project, Series 2007,
5.75%, 11-15-37	4,500	4,442,580
Northwest Senior Housing Corporation - Edgemere Project, Series 2006A,
6.0%, 11-15-36	2,250	2,302,133
North Central Texas Health Facilities Development Corporation, Retirement Facility Revenue Bonds (Northwest Senior Housing Corporation - Edgemere Project), Series 1999A, Fixed Rate Bonds:
7.5%, 11-15-29	4,000	4,395,200
7.25%, 11-15-19	1,000	1,093,750
Lubbock Health Facilities Development Corporation, Fixed Rate First Mortgage Revenue and Refunding Bonds (Carillon Senior LifeCare Community Project), Series 2005A,
6.625%, 7-1-36	5,000	5,197,550
AllianceAirport Authority, Inc., Special Facilities Revenue Refunding Bonds, Series 2007 (American Airlines, Inc. Project),
5.25%, 12-1-29	5,500	4,929,375
City of Houston Health Facilities, Development Corporation, Retirement Facility Revenue Bonds (Buckingham Senior Living Community, Inc. Project) Series 2004A, Fixed Rate Bonds,
7.0%, 2-15-26	1,500	1,787,460
Travis County Health Facilities Development Corporation, Retirement Facility Revenue Bonds (Querencia at Barton Creek Project), Series 2005A Fixed Rate Bonds,
5.65%, 11-15-35	1,250	1,242,938
		43,807,937
Virginia - 2.74%
Norfolk Redevelopment and Housing Authority: Multifamily Rental Housing Facility Revenue Bonds, Series 1996 (1016 Limited Partnership - Sussex Apartments Project),
8.0%, 9-1-26	3,135	3,220,930
First Mortgage Revenue Bonds (Fort Norfolk Retirement Community, Inc. - Harbor's Edge Project), Series 2004A:
6.125%, 1-1-35	1,625	1,670,987
6.0%, 1-1-25	500	513,810
Economic Development Authority of James City County, Virginia, Residential Care Facility Revenue Bonds (Virginia United Methodist Homes of Williamsburg, Inc.), Series 2007A (Fixed Rate Bonds):
5.4%, 7-1-27	2,500	2,408,700
5.5%, 7-1-37	2,500	2,370,375
Industrial Development Authority of King George County, Virginia, Variable Rate Demand Solid Waste Disposal Revenue Bonds (King George Landfill, Inc. Project), Series 2003A,
4.1%, 6-1-23	4,000	3,973,360
		14,158,162
Washington - 0.59%
Port of Anacortes, Washington, Revenue and Refunding Bonds, 1998 Series A (AMT),
5.625%, 9-1-16	3,000	3,035,250

Wisconsin - 0.76%
Wisconsin Health and Educational Facilities Authority Revenue Bonds (Ascension Health Senior Credit Group), Series 2006A,
5.0%, 11-15-36	2,000	2,013,000
City of Superior, Wisconsin, Water Supply Facilities Revenue Refunding Bonds (Superior Water, Light and Power Company Project), Series 1996,
6.125%, 11-1-21	1,910	1,912,292
		3,925,292
Wyoming - 0.09%
Cheyenne Regional Airport Board, First Mortgage Bonds, Tax-Exempt Revenue Refunding Bonds, Series 2005B (AMT),
5.0%, 6-15-16	460	461,426

TOTAL MUNICIPAL BONDS - 97.93%		$506,301,600

(Cost: $499,907,529)

SHORT-TERM SECURITIES

Commercial Paper
Food and Related - 0.39%
General Mill, Inc.,
5.78%, 10-4-07	2,000	1,999,037

Forest and Paper Products - 0.09%
Sonoco Products Co.,
5.6%, 10-1-07	445	445,000

Household - General Products - 0.19%
Clorox Co.,
5.65%, 10-22-07	1,000	996,704

Publishing - 0.48%
Gannett Co., Inc.,
5.45%, 10-16-07	2,510	2,504,300

Total Commercial Paper - 1.15%		5,945,041

Municipal Obligations
Arizona - 0.02%
The Industrial Development Authority of the County of Maricopa, Variable Rate Demand Multifamily Housing Revenue Bonds (Gran Victoria Housing LLC Project), Series 2000A (Fannie Mae),
3.88%, 10-4-07 (A)	100	100,000

Colorado - 1.18%
      Exempla General Improvement District, City of
           Lafayette, Colorado, Special Improvement
           District No.02-01, Special Assessment Revenue
           Refunding and Improvement Bonds, Series 2002
(Wells Fargo Bank, N. A.),
3.88%, 10-4-07 (A)	3,870	3,870,000
Steamboat Springs Redevelopment Authority, Colorado, Tax Increment Adjustable Rate Revenue Bonds (Base Area Redevelopment Project), Series 2007,
3.88%, 10-3-07 (A)	1,400	1,400,000
Colorado Educational and Cultural Facilities Authority, Variable Rate Demand Public Radio Revenue Bonds (Community Wireless of Park City, Inc. Project), Series 2003 (U.S. Bank, National Association),
3.89%, 10-3-07 (A)	790	790,000
		6,060,000
Missouri - 0.67%
Health and Educational Facilities Authority of the State of Missouri, Variable Rate Demand Educational Facilities Revenue Bonds (Rockhurst University), Series 2002,
4.05%, 10-1-07 (A)	3,500	3,500,000

Texas - 0.09%
Bexar County Housing Finance Corporation, Multifamily Housing Revenue Bonds (Mitchell Village Apartments Project), Series 2000A-1 (Fannie Mae),
3.85%, 10-3-07 (A)	500	500,000

Total Municipal Obligations - 1.96%		10,160,000

TOTAL SHORT-TERM SECURITIES - 3.11%		$16,105,041

(Cost: $16,105,041)

TOTAL INVESTMENT SECURITIES - 101.04%	$522,406,641

(Cost: $516,012,570)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.04%)	(5,395,381)

NET ASSETS - 100.00%	$517,011,260

Notes to Schedule of Investments
(A)Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2007.
(B)Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.
(C)Underlying security in inverse floating rate trust certificates. (See Note 6 to financial statements).
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      MUNICIPAL HIGH INCOME FUND
      September 30, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities-at value (cost - $516,013) (Notes 1 and 3)	$522,407
Receivables:
Interest	8,730
Investment securities sold	1,307
Fund shares sold	655
Prepaid and other assets	33

Total assets	533,132

LIABILITIES
Trust certificates (Note 6)	7,500
Payable for investment securities purchased	6,226
Payable to Fund shareholders	1,606
Due to custodian	244
Dividends payable	193
Payable for interest expense and fees (Note 6)	106
Accrued service fee (Note 2)	100
Accrued shareholder servicing (Note 2)	42
Accrued management fee (Note 2)	21
Accrued accounting services fee (Note 2)	12
Accrued distribution fee (Note 2)	2
Other	69

Total liabilities	16,121

Total net assets	$517,011

NET ASSETS
$1.00 par value capital stock:
Capital stock	$103,417
Additional paid-in capital	435,990
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	515
Accumulated undistributed net realized loss on investment transactions	(29,305)
Net unrealized appreciation in value of investments	6,394

Net assets applicable to outstanding units of capital	$517,011

Net asset value per share (net assets divided by shares outstanding):
Class A	$5.00
Class B	$5.00
Class C	$5.00
Class Y	$5.00
Capital shares outstanding:
Class A	99,351
Class B	1,324
Class C	2,712
Class Y	30
Capital shares authorized	300,000

See Notes to Financial Statements.

Statement of Operations
      MUNICIPAL HIGH INCOME FUND
      For the Fiscal Year Ended September 30, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$28,707

Expenses (Note 2):
Investment management fee	2,667
Service fee:
Class A	1,154
Class B	17
Class C	34
Shareholder servicing:
Class A	398
Class B	12
Class C	28
Class Y	–– *
Interest and fees (Note 6)	306
Distribution fee:
Class A	17
Class B	52
Class C	102
Accounting services fee	140
Legal fees	133
Audit fees	27
Custodian fees	22
Other	227

Total	5,336
Less waiver of investment management fee (Notes 2 and 7)	(199)

Total expenses	5,137

Net investment income	23,570

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on investments	(275)
Unrealized depreciation in value of investments during the period	(10,083)

Net loss on investments	(10,358)

Net increase in net assets resulting from operations	$13,212

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      MUNICIPAL HIGH INCOME FUND
      (In Thousands)

	For the fiscal year ended September 30,

	2007	2006

INCREASE IN NET ASSETS
Operations:
Net investment income	$23,570	$21,108
Realized net gain (loss) on investments	(275)	1,761
Unrealized appreciation (depreciation)	(10,083)	9,050

Net increase in net assets resulting from operations	13,212	31,919

Distributions to shareholders from (Note 1D): (1)
Net investment income:
Class A	(22,595)	(20,435)
Class B	(263)	(266)
Class C	(508)	(413)
Class Y	(6)	(5)
Realized gains on investment transactions:
Class A	(––)	(––)
Class B	(––)	(––)
Class C	(––)	(––)
Class Y	(––)	(––)

	(23,372)	(21,119)

Capital share transactions (Note 5)	40,164	53,682

Total increase	30,004	64,482
NET ASSETS
Beginning of period	487,007	422,525

End of period	$517,011	$487,007

Undistributed net investment income	$515	$317

(1)See "Financial Highlights" on pages 37 - 40.

See Notes to Financial Statements.

Financial Highlights
      MUNICIPAL HIGH INCOME FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2007	2006		2005		2004		2003

Net asset value, beginning of period	$5.10	$4.98		$4.88		$4.83		$4.95

Income (loss) from investment operations:
Net investment income	0.24	0.24		0.26		0.26		0.26
Net realized and unrealized gain (loss) on investments	(0.10)	0.12		0.10		0.05		(0.12)

Total from investment operations	0.14	0.36		0.36		0.31		0.14

Less distributions from:
Net investment income	(0.24)	(0.24)		(0.26)		(0.26)		(0.26)
Capital gains	(0.00)	(0.00)		(0.00)		(0.00)		(0.00)

Total distributions	(0.24)	(0.24)		(0.26)		(0.26)		(0.26)

Net asset value, end of period	$5.00	$5.10		$4.98		$4.88		$4.83

Total return (1)	2.68%	7.37%		7.45%		6.66%		3.02%
Net assets, end of period (in millions)	$497	$467		$407		$386		$407
Ratio of expenses to average net assets including expense waiver	0.97%	0.98%		0.97%		0.95%		0.96%
Ratio of net investment income to average net assets including expense waiver	4.67%	4.72%		5.18%		5.41%		5.54%
Ratio of expenses to average net assets excluding expense waiver	1.01%	0.98	%(2)	0.97	%(2)	0.95	%(2)	0.96	%(2)
Ratio of net investment income to average net assets excluding expense waiver	4.63%	4.72	%(2)	5.18	%(2)	5.41	%(2)	5.54	%(2)
Portfolio turnover rate	33%	29%		24%		28%		23%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      MUNICIPAL HIGH INCOME FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2007	2006		2005		2004		2003

Net asset value, beginning of period	$5.10	$4.98		$4.88		$4.83		$4.95

Income (loss) from investment operations:
Net investment income	0.19	0.19		0.21		0.22		0.22
Net realized and unrealized gain (loss) on investments	(0.10)	0.12		0.10		0.05		(0.12)

Total from investment operations	0.09	0.31		0.31		0.27		0.10

Less distributions from:
Net investment income	(0.19)	(0.19)		(0.21)		(0.22)		(0.22)
Capital gains	(0.00)	(0.00)		(0.00)		(0.00)		(0.00)

Total distributions	(0.19)	(0.19)		(0.21)		(0.22)		(0.22)

Net asset value, end of period	$5.00	$5.10		$4.98		$4.88		$4.83

Total return	1.81%	6.47%		6.53%		5.75%		2.15%
Net assets, end of period (in millions)	$7	$7		$7		$6		$6
Ratio of expenses to average net assets including expense waiver	1.82%	1.82%		1.83%		1.81%		1.80%
Ratio of net investment income to average net assets including expense waiver	3.81%	3.89%		4.31%		4.55%		4.71%
Ratio of expenses to average net assets excluding expense waiver	1.86%	1.82	%(1)	1.83	%(1)	1.81	%(1)	1.80	%(1)
Ratio of net investment income to average net assets excluding expense waiver	3.77%	3.89	%(1)	4.31	%(1)	4.55	%(1)	4.71	%(1)
Portfolio turnover rate	33%	29%		24%		28%		23%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      MUNICIPAL HIGH INCOME FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2007	2006		2005		2004		2003

Net asset value, beginning of period	$5.10	$4.98		$4.88		$4.83		$4.95

Income (loss) from investment operations:
Net investment income	0.19	0.19		0.21		0.22		0.22
Net realized and unrealized gain (loss) on investments	(0.10)	0.12		0.10		0.05		(0.12)

Total from investment operations	0.09	0.31		0.31		0.27		0.10

Less distributions from:
Net investment income	(0.19)	(0.19)		(0.21)		(0.22)		(0.22)
Capital gains	(0.00)	(0.00)		(0.00)		(0.00)		(0.00)

Total distributions	(0.19)	(0.19)		(0.21)		(0.22)		(0.22)

Net asset value, end of period	$5.00	$5.10		$4.98		$4.88		$4.83

Total return	1.77%	6.43%		6.49%		5.71%		2.16%
Net assets, end of period (in millions)	$13	$13		$9		$5		$5
Ratio of expenses to average net assets including expense waiver	1.87%	1.86%		1.87%		1.85%		1.80%
Ratio of net investment income to average net assets including expense waiver	3.77%	3.82%		4.26%		4.49%		4.70%
Ratio of expenses to average net assets excluding expense waiver	1.91%	1.86	%(1)	1.87	%(1)	1.85	%(1)	1.80	%(1)
Ratio of net investment income to average net assets excluding expense waiver	3.73%	3.82	%(1)	4.26	%(1)	4.49	%(1)	4.70	%(1)
Portfolio turnover rate	33%	29%		24%		28%		23%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      MUNICIPAL HIGH INCOME FUND
      Class Y Shares (1)
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2007	2006		2005		2004		2003

Net asset value, beginning of period	$5.10	$4.98		$4.88		$4.83		$4.95

Income (loss) from investment operations:
Net investment income	0.25	0.25		0.27		0.27		0.27
Net realized and unrealized gain (loss) on investments	(0.10)	0.12		0.10		0.05		(0.12)

Total from investment operations	0.15	0.37		0.37		0.32		0.15

Less distributions from:
Net investment income	(0.25)	(0.25)		(0.27)		(0.27)		(0.27)
Capital gains	(0.00)	(0.00)		(0.00)		(0.00)		(0.00)

Total distributions	(0.25)	(0.25)		(0.27)		(0.27)		(0.27)

Net asset value, end of period	$5.00	$5.10		$4.98		$4.88		$4.83

Total return	2.92%	7.61%		7.67%		6.87%		3.17%
Net assets, end of period (in thousands)	$150	$105		$97		$83	$8,801
Ratio of expenses to average net assets including expense waiver	0.75%	0.75%		0.76%		0.75%		0.80%
Ratio of net investment income to average net assets including expense waiver	4.90%	4.96%		5.38%		5.78%		5.76%
Ratio of expenses to average net assets excluding expense waiver	0.79%	0.75	%(2)	0.76	%(2)	0.75	%(2)	0.80	%(2)
Ratio of net investment income to average net assets excluding expense waiver	4.86%	4.96	%(2)	5.38	%(2)	5.78	%(2)	5.76	%(2)
Portfolio turnover rate	33%	29%		24%		28%		23%

(1)See Note 5.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Notes to Financial Statements
      September 30, 2007

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Municipal High Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high level of income that is not subject to Federal income tax. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Municipal bonds and the taxable obligations in the Fund's investment portfolio are not listed or traded on any securities exchange. Therefore, municipal bonds are valued using a pricing system provided by a pricing service or dealer in bonds. Securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Management's valuation committee makes fair value determinations for the Fund, subject to the supervision of the Board of Directors. Short-term debt securities, whether taxable or nontaxable, purchased with less than 60 days to maturity, are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code) and premiums on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis. See Note 3 - Investment Security Transactions.

C. Federal income taxes - The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. In addition, the Fund intends to meet requirements of the Internal Revenue Code which will permit it to pay dividends from net investment income, substantially all of which will be exempt from Federal income tax. See Note 4 - Federal Income Tax Matters.

D. Dividends and distributions - All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers. At September 30, 2007, $215,445 was reclassified between accumulated undistributed net investment income and additional paid-in capital. Net investment income, accumulated undistributed net realized loss on investment transactions and net assets were not affected by this change.

E. New Accounting Pronouncements - In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 16, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures. In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." SFAS 157 defines  fair value for purposes of financial statement presentation, establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund will adopt SFAS 157 during 2008 and its potential impact, if any, on the Fund's financial statements is currently being assessed by management.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. Until September 30, 2006, the fee was payable by the Fund at the annual rates of: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Effective October 1, 2006, under terms of a settlement agreement reached in July 2006 (see Note 7), the fee is payable as follows: 0.485% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. During the fiscal year ended September 30, 2007, the amount of the management fee waived due to the reduced rates was: $199,209.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11,500
From	$25	to	$50	$23,100
From	$50	to	$100	$35,500
From	$100	to	$200	$48,400
From	$200	to	$350	$63,200
From	$350	to	$550	$82,500
From	$550	to	$750	$96,300
From	$750	to	$1,000	$121,600
	$1,000 and Over			$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.6958 for each shareholder account which is non-networked and which was in existence at any time during the prior month; however, WRSCO has agreed to reduce those fees if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc., Ivy Funds and Ivy Funds, Inc.) reaches certain levels. For certain networked accounts (that is, those shareholder accounts whose Fund shares are purchased through certain financial intermediaries), WRSCO has agreed to reduce its per account fees charged to the Fund to $0.50 per month per shareholder account. Additional fees may be paid by the Fund to those intermediaries. For Class Y shares, the Fund pays WRSCO a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of Class Y of the Fund for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,046,620. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and paid to W&R. During the fiscal year ended September 30, 2007, W&R received $23,882, $10,596 and $12,045 in CDSC for Class A, Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $774,770 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class.

During the fiscal year ended September 30, 2007, the Fund paid Directors' regular compensation of $32,700, which is included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Security Transactions

Purchases of investment securities, other than U.S. government obligations and short-term securities, aggregated $205,820,646, while proceeds from maturities and sales aggregated $162,288,020. Purchases of short-term securities aggregated $2,362,460,590, while proceeds from maturities and sales aggregated $2,367,073,066. No U.S. government obligations were purchased or sold during the fiscal year ended September 30, 2007.

For Federal income tax purposes, cost of investments owned at September 30, 2007 was $508,093,213, resulting in net unrealized appreciation of $6,813,428, of which $17,124,876 related to appreciated securities and $10,311,448 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended September 30, 2007 and the related net capital losses and post-October activity were as follows:

Net ordinary income	$23,412,410
Distributed ordinary income	23,375,087
Undistributed ordinary income	510,729

Realized long-term capital gains	––
Distributed long-term capital gains	––
Undistributed long-term capital gains	––

Net capital losses	419,822

Post-October losses deferred	––

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year (post-October losses).

Capital loss carryovers are available to offset future realized capital gain net income incurred in the 8 taxable years succeeding the loss year for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

September 30, 2009	$4,281,239
September 30, 2010	11,473,462
September 30, 2011	3,929,709
September 30, 2012	4,152,198
September 30, 2013	5,048,012
September 30, 2015	419,822

Total carryover	$29,304,442

NOTE 5 - Multiclass Operations

The Fund currently offers three classes of shares, Class A, Class B and Class C, each of which have equal rights as to assets and voting privileges. Class Y shares, which are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure, were closed to new and additional investments. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity. Transactions in capital stock are summarized below. Amounts are in thousands.

	For the fiscal year ended September 30,
	2007	2006

Shares issued from sale of shares:
Class A	19,555	16,990
Class B	161	208
Class C	1,105	1,277
Class Y	8	–– *
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	3,609	3,226
Class B	40	41
Class C	94	74
Class Y	1	1
Shares redeemed:
Class A	(15,428)	(10,262)
Class B	(272)	(185)
Class C	(998)	(681)
Class Y	(–– )*	(–– )*

Increase in outstanding capital shares	7,875	10,689

Value issued from sale of shares:
Class A	$99,401	$85,284
Class B	819	1,042
Class C	5,621	6,414
Class Y	43	1
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	18,288	16,195
Class B	205	206
Class C	475	373
Class Y	6	4
Value redeemed:
Class A	(78,247)	(51,490)
Class B	(1,384)	(927)
Class C	(5,063)	(3,419)
Class Y	(–– )*	(1)

Increase in outstanding capital	$40,164	$53,682

*Not shown due to rounding.

NOTE 6 - Inverse Floating Rate Obligations Issued by the Trust

The Fund may invest in inverse floating rate obligations. In this situation, a fixed-rate tax-exempt municipal bond owned by the Fund is transferred to a trust. The trust typically issues two classes of beneficial interests: short-term floating rate trust certificates (trust certificates), which are sold to third party investors, and residual interest certificates, which are generally issued to the Fund which made the transfer.

The transfer of the fixed-rate tax-exempt municipal bond to the trust does not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". Therefore, this security is presented in the Fund's schedule of investments. Interest income on this underlying security is recorded by the Fund on an accrual basis. The trust certificates are reflected as a Fund liability. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to the trust are reported as expenses of the Fund. The trust certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the trust for redemption at par at each reset date.

NOTE 7 - Regulatory and Litigation Matters

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and by certain of the W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Municipal High Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Municipal High Income Fund, Inc. (the "Fund") as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Municipal High Income Fund, Inc. as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
November 13, 2007

Income Tax Information
      September 30, 2007

Dividends are declared and recorded by the Fund on each day the New York Stock Exchange is open for business. Dividends are paid monthly.

Exempt Interest Dividends - The exempt interest portion of dividends paid represents the distribution of state and municipal bond interest and is exempt from Federal income taxation.

The table below shows the taxability of dividends paid during the fiscal year ended September 30, 2007:

	PERCENTAGE OF AMOUNTS PAID REPORTABLE AS:
	For Individuals			For Corporations
Record Date	Non- Qualifying	Long-Term Capital Gain	Exempt Interest	Non- Qualifying	Long-Term Capital Gain	Exempt Interest

Class A, B, C and Y
October 2006 through December 2006	3.39372%	--%	96.60628%	3.39372%	--%	96.60628%
January 2007 through September 2007	2.97293%	--%	97.02707%	2.97293%	--%	97.02707%

NON-QUALIFYING DIVIDENDS - The non-qualifying portion of distributions represents the taxable portion of dividends paid and does not qualify for the dividends received deduction for corporations.

The actual taxable amount of dividends will be reported to you on Form 1099-DIV and the non-taxable amount of dividends plus the amount that may be subject to alternative minimum tax will be reported to you on Form 1099-INT after the close of the applicable calendar year.

Income from the Fund may be subject to the alternative minimum tax. Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Municipal High Income Fund, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds (21 portfolios), Waddell & Reed InvestEd Portfolios, Inc. (3 portfolios) and W&R Target Funds, Inc. (25 portfolios) (collectively, the Advisors Fund Complex), except that Robert L. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, comprise the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (16 portfolios) and Ivy Funds, Inc. (12 portfolios).

A director is "interested" by virtue of his or her current or former engagement as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the funds' investment advisor, WRIMCO; the funds' principal underwriter, W&R; and the funds' transfer agent, WRSCO, as well as by virtue of their personal ownership of shares of WDR. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly owned subsidiaries, including W&R, WRIMCO and WRSCO. Each director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

David P. Gardner serves as the Independent Chairman of the Fund's Board and of the board of directors of the other funds in the Advisors Fund Complex.

Additional Information about Directors

The Statement of Additional Information (SAI) for the Fund includes additional information about the Fund's directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

DISINTERESTED DIRECTORS
Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 Age 67	Director since 2007
President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present) and Boettcher Aerial, Inc. (Aerial Ag Applicator) (1983 to present); Member, Kansas Board of Regents
Director of Guaranty State Bank & Trust Co.; Director of Guaranty, Inc.; Trustee, Kansas Public Employees Retirement System; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 60	Director since 1997	Professor of Law, Washburn School of Law (1973 to present); Formerly, Dean, Washburn School of Law (until 2001)	Director, Kansas Legal Services for Prisoners, Inc.

John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 Age: 68	Director since 1997	President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	Advisory Director, UMB Northland Board (Financial Services); President, Liberty Memorial Association (WWI National Museum); Director, Northland Betterment Commission

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 74	Director since 1998 Independent Chairman since 2006	Senior Advisor to the President, J. Paul Getty Trust (until 2006); Professor, University of Utah (until 2005)	None

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 40	Director since 1998
Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma School of Law (1997 to present); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present); LSQ Manager, Inc. (since 2007)

Director and Shareholder, Valliance Bank; Director, Melbourne Family Support Organization; Director, Norman Economic Development Coalition; Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 87	Director since 1988	Shareholder, Gilliland & Hayes, P.A., a law firm; formerly, Chairman, Gilliland & Hayes (until 2003)	Director, Central Bank & Trust; Director, Central Financial Corporation (banking)

Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 83	Director since 1985	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC	Chairman and CEO, Wellness Council of America; Member, Advisory Council of the Boy Scouts of America

Frank J. Ross, Jr. Polsinelli Shalton Flanigan, Suelthaus P.C. 700 West 47th Street, Ste. 1000 Kansas City, MO 64112 Age: 54	Director since 1996	Shareholder/Director, Polsinelli Shalton Flanigan, Suelthaus, P.C., a law firm (1980 to present)	Director, Columbian Bank & Trust

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director since 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)	Director, Ivy Funds, Inc.; Trustee, Ivy Funds

INTERESTED DIRECTORS
Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 Age 54	Director since 2007	Director, Executive Vice President and Chief Investment Officer of WRIMCO; Senior Vice President and Chief Investment Officer of WDR	Director of IICO

Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director since 1998	Consultant of WDR and Waddell & Reed (2001 to present); formerly, Director of WDR (until 2003)	None

Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 64	Director since 1998 President since 2001
CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of Ivy Investment Management Company (IICO), an affiliate of WDR (2002 to present); formerly, President and Chief Investment Officer (CIO) of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex

Director of WDR, WRSCO and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds; Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of IICO

OFFICERS

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 Age: 43	Vice President since 2006 Secretary since 2006
Vice President and Secretary of each of the funds in the Fund Complex (since 2006); Vice President of WRIMCO and IICO (since 2006); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (1994 to 2005).
None

Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 Age: 38	Vice President since 2006 Treasurer since 2006 Principal Accounting Officer since 2006 Principal Financial Officer since 2007
Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (since 2006); Principal Financial Officer of each of the funds in the Fund Complex (since 2007); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006); Senior Manager, Deloitte & Touche LLP (2001 to 2003).
None

Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 Age: 39	Vice President since 2000 Assistant Secretary since 2006 Associate General Counsel since 2000
Senior Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (since 2006); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)
None

Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 Age: 39	Chief Compliance Officer since 2004 Vice President since 2006
Vice President (2006 to present) and Chief Compliance Officer for each of the funds in the Fund Complex (2004 to present); formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)
None

Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 Age: 41	Vice President since 2000 General Counsel since 2000 Assistant Secretary since 2000
Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)
None

Renewal of Investment Management Agreement
for Waddell & Reed Advisors Municipal High Income Fund, Inc.

At its meeting on August 13, 14 and 15, 2007, the Fund's Board of Directors, including all of the Disinterested Directors, considered and approved the continuance of the existing Investment Management Agreement (Management Agreement) between WRIMCO and the Fund. The Disinterested Directors were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Directors also received and considered a memorandum from their independent legal counsel regarding the Disinterested Directors' responsibilities in evaluating the Management Agreement. This memorandum explained the regulatory requirements pertaining to the Disinterested Directors' evaluation of the Management Agreement. In addition, the Disinterested Directors engaged an independent fee consultant whose responsibilities included managing the process by which the proposed management fees under the Management Agreement were negotiated with WRIMCO.

Prior to the Board meeting, independent legal counsel sent to WRIMCO a request for information to be provided to the Directors in connection with their consideration of the continuance of the Management Agreement. WRIMCO provided materials to the Directors that included responses to the request letter and other information WRIMCO believed was useful in evaluating the continuation of the Management Agreement. Thereafter, independent legal counsel sent to WRIMCO a supplemental request for certain additional information, and WRIMCO provided additional information in response to this request (the Supplemental Response). The Directors also received reports prepared by an independent third party, Lipper Inc. (Lipper), relating to the Fund's performance and expenses compared to the performance of the universe of comparable mutual funds selected by Lipper (the Performance Universe) and to the expenses of a peer group of comparable funds selected by Lipper (the Peer Group), respectively. Further, the Directors received a written evaluation from the independent fee consultant, a summary of which is included in this Annual Report. At their meeting, the Directors received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, W&R) to the Fund. In addition, during the course of the year, WRIMCO had provided information relevant to the Directors' consideration of the continuance of the Management Agreement.

Nature, Extent and Quality of Services Provided to the Fund

The Directors considered the nature, extent and quality of the services provided to the Fund pursuant to the Management Agreement and also the overall fairness of the Management Agreement.

The Directors considered WRIMCO's research and portfolio management capabilities and that W&R also provides oversight of day-to-day fund operations, including but not limited to fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered WRIMCO's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, those brokers' and dealers' provision of brokerage and research services to WRIMCO, and the benefits derived by the other funds in the Advisors Fund Complex and by other clients of WRIMCO from such services. The Directors also considered the favorable history, reputation, qualification and background of WRIMCO and W&R's extensive administrative, accounting and compliance infrastructure.

Fund Performance, Management Fee and Expense Ratio. The Directors considered the Fund's performance, both on an absolute basis and in relation to the performance of its Performance Universe. The Fund's performance was also compared to relevant market indices and to a Lipper index, as applicable.

The Directors considered the management fees and total expenses of the Fund and also considered the Fund's management fees and total expenses in relation to the management fees and total expenses, respectively, of its Peer Group. The Directors' review also included consideration of the Fund's management fees at various asset levels, which reflected breakpoints in the management fee structure, and average account size information. In addition, the Directors considered the investment management fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds managed by WRIMCO (or its affiliate) with a similar investment objective and similar investment policies and strategies as the Fund (Similar Funds). The Directors also considered the subadvisory fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds advised by WRIMCO (or its affiliate), as well as the management fees, if any, paid by other client accounts managed by WRIMCO (or its affiliate), with a similar investment objective and similar investment policies and strategies as the Fund (Other Accounts).

The Directors considered that the Fund's total return performance was higher than the Performance Universe median for the three-, five-, and ten-year periods and was higher than the Lipper index for the three- and ten-year periods. They also considered the information in WRIMCO's Supplemental Response explaining that the Fund's one-year performance was adversely affected primarily by the Fund's shorter duration and its higher credit quality relative to its Performance Universe and explaining also that the Fund's performance had improved for the year-to-date period through July 19, 2007.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Fund's management fee was lower than the Peer Group median and that the overall expense ratio was higher than the Peer Group median. They considered that the Fund's non-management fee expenses were higher than the Peer Group median on an unadjusted basis and that, when adjusted for the Fund's smaller average account size, the non-management fee expenses were higher than the Peer Group median. The Directors also considered the information in WRIMCO's Supplemental Response explaining that the Fund's higher average-account-size-weighted non-management fee expenses were primarily attributable to expenses other than transfer agency and custodian fees. The Directors considered the transfer agency fee reduction that became effective September 1, 2007. They also considered that, with the breakpoints in the fee schedule, the Fund's effective management fees at various asset levels were lower than the asset-weighted average for its Peer Group.

The Directors also considered that there were no Similar Funds or Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Fund.

Profitability and Economies of Scale

The Directors also considered that the Fund's management fee structure includes breakpoints that provide for a reduction of payments to reflect anticipated economies of scale. The Directors also considered the management fee rate reductions that became effective October 1, 2006, for the Fund and certain other funds in the Advisors Fund Complex, and the anticipated impact of the fee rate reduction for the Fund on its investment management fees and overall expense ratio. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Fund, the Directors considered specific data as to WRIMCO's profit with respect to the Fund for a recent period. The Directors also considered WRIMCO's methodology for determining this data.

In determining whether to approve the proposed continuance of the Management Agreement, the Directors considered the best interests of the Fund and the overall fairness of the proposed Management Agreement. The Directors considered the following factors to be of primary importance to their approval of the continuance of the Fund's Management Agreement, without any one factor being dispositive:

  the performance of the Fund compared with the average performance of its Performance Universe and with relevant indices;
  the Fund's investment management fees and total expenses compared with the management fees and total expenses of the Peer Group;
  the existence or appropriateness of breakpoints in the Fund's management fees;
  the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Fund;
  the other benefits that accrue to WRIMCO as a result of its relationship to the Fund; and
  the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, including the evaluation provided by the independent fee consultant, the Board determined that the Fund's Management Agreement is fair and reasonable and that continuance of the Management Agreement was in the best interests of the Fund. In reaching these determinations, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Fund are adequate and appropriate; the performance of the Fund was satisfactory; it retained confidence in WRIMCO's overall ability to manage the Fund; and the management fee paid to WRIMCO was reasonable in light of comparative management fee information, the breakpoints in the proposed management fee for the Fund, the services provided by WRIMCO, the costs of the services provided, and the profits realized and other benefits likely to be derived by WRIMCO from its relationship with the Fund.

The Board of Directors for each of the mutual funds has appointed an independent fee consultant. Posted below is a summary of the written fee evaluation of such consultant for the most recent year.

Overview

Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO") and Waddell & Reed Services Company ("WRSCO") (collectively, "Waddell") agreed on July 19, 2006 to the New York Attorney General Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that WRIMCO may manage or advise a mutual fund for Waddell & Reed Advisors Funds ("Advisors Funds"), W&R Target Funds, Inc. ("Target Funds"), or Waddell & Reed InvestEd Portfolios, Inc. ("InvestEd Portfolios") (collectively, "Funds") only if the Disinterested Directors of the Fund's Board appoint a Senior Officer or an Independent Fee Consultant ("IFC"), who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation for use by the Funds' Boards of Directors in evaluating the reasonableness of the proposed management fees for the Funds.

On August 22, 2006, the Disinterested Directors retained me as IFC for the Funds. In this capacity, I have prepared the first annual written evaluation of the proposed management fees for the Funds.

Role of the IFC

The AOD charges the IFC with managing the process by which the proposed management fees (including, but not limited to, advisory fees) to be charged to the Funds are negotiated in a manner which is at an arm's length and reasonable and consistent with the AOD. In this role, the IFC does not replace the Directors in negotiating management fees with WRIMCO and the IFC does not substitute his or her judgment for that of the Directors about the reasonableness of the proposed fees. As the AOD states, "Waddell may manage or advise a Fund after October 1, 2006 only if the reasonableness of the proposed management fees is determined by the Board of Directors of the Funds using an annual independent written evaluation prepared by or under the direction of a Senior Officer or the Independent Fee Consultant... ".

In addition, the AOD requires that the IFC keep the Funds' Boards of Directors fully and promptly informed of the fee evaluation process and that Waddell cooperate fully with the IFC and provide any information requested by the IFC that relates to the IFC's fee evaluation.

Factors Involved in the IFC's Written Evaluation

The AOD stipulates that the IFC's written evaluation must address at least six factors:

1. The nature and quality of Waddell's services, including Fund performance

2. Management fees (including any components thereof) charged by other mutual fund companies for like services

3. Management fees (including any components thereof) charged to institutional and other clients of Waddell for like services

4. Possible economies of scale as the Fund(s) grow larger

5. Costs to Waddell and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit

6. Profit margins of Waddell and its affiliates from supplying such services

My comments are included in the following paragraphs, organized into three topics: the process, the materials, and the findings of my evaluation of the proposed management fees and the contract renewal process..

Process

The contract renewal process is defined to include the principal sequential steps by which the Disinterested Directors go about determining the reasonableness of the proposed management fees for the Funds in the context of their annual consideration of the proposed continuance of the Funds' respective Investment Management Agreements with WRIMCO. The 2007 contract renewal process from my perspective began with my retention and is anticipated to conclude at the Board meeting on August 14/15, 2007. As IFC, I participated throughout the contract renewal process.

The Board previously created the Special Compliance & Governance Committee ("Compliance Committee") which is charged with responsibility for the preparatory work associated with the contract renewal process.

A calendar of due dates was prepared and agreed to by the Compliance Committee in order to ensure that the Disinterested Directors and Board receive all the necessary information for their contract renewal process in plenty of time to carefully deliberate and to ask for any follow-up information as needed.

The Disinterested Directors instructed independent legal counsel to the Disinterested Directors, Kirkpatrick & Lockhart Preston Gates Ellis LLP ("K&L Gates"), to prepare a letter requesting the necessary information from WRIMCO needed for the contract renewal process. This information was promptly and cooperatively provided by WRIMCO. The Lipper Company ("Lipper"), a division of Reuters, was asked to provide independently compiled comparative information about the Funds.

Lipper selected the peer group funds and sought input from the investment professionals at WRIMCO to ensure that Lipper understood the investment and distribution intricacies of the Funds.

The Compliance Committee met on July 12, 2007, with me and K&L Gates to discuss the information provided by WRIMCO and Lipper and to determine whether to request any additional information from WRIMCO prior to the August Disinterested Directors and Board meetings. At the Compliance Committee's direction, K&L Gates sent a supplemental request to WRIMCO for certain additional information which WRIMCO promptly and cooperatively provided prior to the August meetings.

As part of my responsibilities as IFC, I was requested to attend the Disinterested Directors' meetings of August 13-15, 2007, to present my evaluation of the proposed management fees for the Funds and to discuss with the Disinterested Directors my findings. On August 13, I met separately with the Disinterested Directors and K&L Gates to address these matters in preparation for the Board Meetings on August 14/15, 2007.

Materials

Materials refer to the informational materials which were prepared by all the parties involved in the contract renewal process in response to the data requested by the Disinterested Directors through the Compliance Committee and K&L Gates. As IFC, I reviewed all the data produced and found it to be responsive to the data requested by the Disinterested Directors. I also reviewed certain other materials that I considered relevant.

I used these materials to analyze trends and comparative information about the six factors discussed above. My review follows. I would note that, apart from these materials, the Disinterested Directors also received information throughout the year, some of which I reviewed, that may also be relevant to the contract renewal process.

(1) Nature and Quality of Services

Under the AOD, I am obliged to comment on the investment performance of the Funds. The data for these comparisons are drawn from the Lipper materials discussed above. Performance information is based on April 30, 2007 data.

My experience is that fund directors should focus on longer-term performance during the contract renewal process (though they may choose to focus on shorter-term performance for other purposes such as portfolio evaluation). For this summary I have concentrated on 3-year performance in comparison to the "performance universe", rather than on the more limited "performance group" because fund investors are more typically concerned with the objective and style of management than the size of the fund.

Generally speaking, the Funds reflect strong and improving performance in the 3- and 5-year periods. 5-year performance has 47% of the Funds in the first two quintiles of their performance universe and 11% in the 5th quintile. The 3-year figures upgrade to 53% of the Funds in the first two quintiles and only 8% in the 5th quintile.

The short-term 1-year period depicts a decline in the performance of a number of Funds, with only 33% of Funds falling in the first two quintiles, and 19% in the 5th quintile. The performance gap is more evident when comparing the 82% of Funds that are in the first three quintiles of performance for the 3-year period versus only 44% for the 1-year period

In their supplemental request, the Disinterested Directors asked WRIMCO for an explanation for the decline in the 1-year performance of these Funds compared to their 3- and 5-year performance. In response to this request, WRIMCO advised that in general, short-term performance had improved through June 30, 2007. Additional performance updates to July 19 were provided by WRIMCO in response to the supplemental request from K&L Gates and still more updates to July 31 were provided at the August 13, 2007 meeting of the Disinterested Directors.

WRSCO maintains internal statistics to track service quality, which showed a decline in the quality of customer service provided to the Funds' shareholders. The Disinterested Directors were informed about corrective actions to be taken in February 2007 and the quality has improved slightly through June 30, 2007.

(2) Management Fees and Total Expense Comparison for Comparable Mutual Funds

Information for this metric is drawn from the Lipper analysis and is compared with a peer group for each Fund. Overall, more Funds have improved their comparative ranking of actual management fees in 2007 than declined. However, the majority of Funds have management fees above the median of their peer groups. In general the cause of the higher total expenses than the peer group are caused by non-management fees which are discussed under the findings paragraphs below.

(3) Management Fees for Alternate Products

WRIMCO manages money for many different types of clients besides mutual funds. These include corporate and municipal pension funds and investment pools for wealthy individuals. Collectively, these services are advertised as "separate accounts." Several of these separate accounts are managed with the same investment objective and in the same style as some of the Advisors, Target and InvestEd Funds.

In most cases, the data provided by WRIMCO show that net management fees for the Funds are higher than that of the equivalent separate accounts. WRIMCO has explained these differences by reference to the different type of responsibilities borne by the mutual fund manager and the separate account manager. As IFC, I find these differences in fees reasonable.

(4) Costs to Waddell and its Affiliates of Supplying Services

An important component of the profit margin and economies of scale discussion which follows is to ensure that the cost allocation procedures which exist are reasonable and consistent from year to year. WRIMCO uses multiple methodologies for allocation including assets, revenue, time, and square footage. The bases of allocation have remained consistent over the past several years. As IFC, I know of no better way to perform these allocations and find WRIMCO's allocation methodologies reasonable.

(5) Profit Margins from Supplying Management Services

In general, under the Gartenberg ruling, independent directors of mutual funds are required to assess that the profitability of the advisory contracts to the advisor is not excessive. In addition, Lipper has provided a benchmark against which to evaluate the before-marketing, before-tax profitability of WRIMCO. This analysis places WRIMCO collectively at the bottom of Lipper peers. As a result, I do not find the margins to be excessive.

(6) Possible Economies of Scale

Economies of scale occur when assets grow and a fund's fixed costs are spread over a larger asset base. Typically, fund managers share economies of scale by implementing break points, or scale-downs, in the structure of the management fee. As a general rule, fund directors establish break points prospectively at an asset level beyond the current asset level so that shareholders benefit from future asset growth. Lipper provided the Disinterested Directors with a comprehensive listing of break points in the Waddell Funds and compared the effective fee at a uniform asset level.

Findings

After reviewing the materials (discussed above) which WRIMCO and Lipper have produced, I have summarized my findings for the purpose of discussion at the August 14/15, 2007 Disinterested Directors and Board meetings. These include four specific areas: Fund performance, non-management expenses, economies of scale, and total expenses.

Fund Performance

While I found that the Funds have generally acceptable performance, certain Funds have either continuing or recent challenges. In my view, long-term performance issues should draw more attention as they reflect investment capabilities rather than short-term swings in the market. WRIMCO has addressed each of these Funds in its response to K&L Gates' initial letter. The Disinterested Directors may choose to monitor the Funds on the long-term performance list by a variety of possible approaches.

Because the list of Funds with 1-year performance declines includes Funds whose 3-year and 5-year performance periods reflect superior performance, the shift should be noted by the Disinterested Directors. WRIMCO has provided the Disinterested Directors with an explanation of reasons for 1-year performance decline from the 3-year and 5-year trends together with a performance update for consideration at their August 14/15, 2007 meetings.

Non-Management Expenses

Waddell's business model leads to higher non-management expenses across the Funds in general. This business model targets the small to mid-level investor population, an approach that has resulted in many relatively small shareholdings. In their supplemental request to WRIMCO, the Disinterested Directors requested additional information about the possibility of charging an annual account fee on small shareholdings. WRIMCO has provided this information for consideration by the Disinterested Directors at their August 14/15, 2007 meetings.

Economies of Scale

In order to allow the shareholders to share in the economies of scale realized by the Funds, there are break points to the management fees for all Funds other than money market funds The current break points of the Funds appear adequate in providing economies of scale with the possible exception of the Advisors Core Investment Fund, which is the largest in the complex.

In their supplemental request to WRIMCO, the Disinterested Directors asked for an analysis of an additional break point at the $5 billion average asset level for this Fund. WRIMCO has provided this information and offered to institute an additional break point of 2.5 basis points at $5.0 billion in assets. The Board will consider this offer at the August 14/15, 2007 meetings.

Total Expenses

If a Fund consistently demonstrates poor performance, higher than average expenses, or a combination of both, it may be appropriate for the Disinterested Directors to consider taking affirmative action. Possible actions include requesting more frequent reports, WRIMCO's providing more research support, WRIMCO's providing more portfolio management capability, seeking an outside sub-advisor, or requesting a voluntary fee waiver to reduce total expenses and/or improve performance.

In their supplemental request, the Disinterested Directors asked WRIMCO to analyze the potential impact of a voluntary waiver on two such Funds, the Advisor High Income Fund and the Target Small Cap Value Fund. WRIMCO provided this information in its supplemental response for consideration by the Boards at their August 14/15, 2007 meetings.

* * *

In conclusion, as IFC, I have monitored the process, reviewed the materials, and find that:

  The contract renewal process conducted under the supervision of the Disinterested Directors has been careful, deliberate, and conscientious.
  The materials used during the contract renewal process were prepared by WRIMCO or Lipper. As IFC, I have reviewed the material used in this report. I have monitored the process under which Lipper selected the peers and produced its report. The materials were prepared without bias and in sufficient detail to facilitate meaningful decisions by the Disinterested Directors and the full Boards.
  The discussion which took place leading up to and at the Disinterested Directors and Board meetings was substantive and conducted in accordance with the best interests of the shareholders of the Funds.

Respectfully submitted,

C. Meyrick Payne,
Independent Fee Consultant

August 13, 2007

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is handled with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

The Waddell & Reed Advisors Funds Family

Global/International Funds
Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds
Waddell & Reed Advisors Cash Management

Specialty Funds
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1014A (9-07)

ITEM 2. CODE OF ETHICS

(a)

As of September 30, 2007, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2006	$21,300
		2007	22,300

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2006	$1,800
		2007	1,800

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2006	$1,800
		2007	2,650

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2006	$370
		2007	350

	These fees are related to the review of internal control.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$3,970 and $4,800 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $208,875 and $140,685 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Municipal High Income Fund, Inc.
(Registrant)

By /s/Kristen A. Richards
Kristen A. Richards, Vice President and Assistant Secretary

Date: December 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date: December 7, 2007

By /s/Joseph W. Kauten
Joseph W. Kauten, Vice President and Principal Financial Officer

Date: December 7, 2007